iShares®

iShares Trust

Supplement dated December 7, 2005

to the Prospectus dated August 24, 2005 and the

Statement of Additional Information (“SAI”) dated December 1, 2005 for the iShares Dow Jones, KLD Select SocialSM and Cohen & Steers Realty Majors Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the iShares Dow Jones, KLD Select SocialSM and Cohen & Steers Realty Majors Index Funds.

I.	Change of Listing Exchange

On November 30, 2005, certain of the iShares Dow Jones Index Funds were removed from listing on the American Stock Exchange and are instead now listed on the New York Stock Exchange. Accordingly, the fifth paragraph in the section entitled “Buying and Selling Shares” beginning on page 60 of the Prospectus is hereby deleted and replaced by the following:

“The Funds are listed on a national securities exchange, such as the New York Stock Exchange (“NYSE”) or the American Stock Exchange (“AMEX”). Each national securities exchange on which Fund shares are listed is open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.”

II.	Changes to Determination of Net Asset Value

Additionally, the first paragraph in section entitled “Determination of Net Asset Value” beginning on page 61 of the Prospectus is hereby deleted and replaced by the following:

Investors Bank calculates the NAV for each Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating a Fund’s NAV, a Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.

BGI-A-020-12005

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated December 7, 2005

to the Prospectus dated August 24, 2005

for the iShares Morningstar Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the iShares Morningstar Index Funds.

The first paragraph in section entitled “Determination of Net Asset Value” beginning on page 26 of the Prospectus is hereby deleted and replaced by the following:

Investors Bank calculates the NAV for each Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating a Fund’s NAV, a Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-027-12005

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated December 7, 2005

to the Prospectus dated August 1, 2005 (as revised August 24, 2005)

for the iShares Nasdaq Biotechnology Index Fund

        The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the iShares Nasdaq Biotechnology Index Fund.

The first paragraph in section entitled “Determination of Net Asset Value” beginning on page 9 of the Prospectus is hereby deleted and replaced by the following:

Investors Bank calculates the NAV for the Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-022-12005

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated December 7, 2005

to the Prospectus dated August 1, 2005 (as revised September 12, 2005) and the

Statement of Additional Information (“SAI”) dated December 1, 2005 for the iShares S&P and Russell Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the iShares S&P and Russell Index Funds.

I.    Rebalancing of Certain Standard & Poor’s Indices

Effective December 16, 2005, Standard & Poor’s will make certain index methodology changes to the S&P Style Index Series pursuant to which the official names of such indexes will also change from the S&P/BARRA Growth and Value Index Series to the S&P/Citigroup Growth and Value Index Series. On or about such date, BGFA will rebalance certain iShares S&P/BARRA Growth and Value Funds to the S&P/Citigroup Style Index Series to reflect such changes and in a manner designed to minimize turnover and capital gains distributions. The Funds’ names will also change to reflect the name changes to their underlying indexes as set forth in the table below.

The S&P/Citigroup Style Index Series is market capitalization weighted and divides the total market capitalization into growth and value indexes of approximately equal sizes. The market capitalization of stocks not classified as pure growth or pure value are apportioned/distributed between the growth and value indexes.

The index changes will not impact each Fund’s overall investment objectives or principal investment strategies.

Current Fund Name	Future Fund Name	Future Index Name

iShares S&P 500/BARRA Growth Index Fund	iShares S&P 500 Growth Index Fund	S&P 500/Citigroup Growth Index

iShares S&P 500/BARRA Value Index Fund	iShares S&P 500 Value Index Fund	S&P 500/Citigroup Value Index

iShares S&P MidCap 400/BARRA Growth Index Fund	iShares S&P MidCap 400 Growth Index Fund	S&P MidCap 400/Citigroup Growth Index

iShares S&P MidCap 400/BARRA Value Index Fund	iShares S&P MidCap 400 Value Index Fund	S&P MidCap 400/Citigroup Value Index

iShares S&P SmallCap 600/BARRA Growth Index Fund	iShares S&P SmallCap 600 Growth Index Fund	S&P SmallCap 600/Citigroup Growth Index

iShares S&P SmallCap 600/BARRA Value Index Fund	iShares S&P SmallCap 600 Value Index Fund	S&P SmallCap 600/Citigroup Value Index

II.    Change of Listing Exchange

On November 30, 2005, certain of the iShares S&P Index Funds were removed from listing on the American Stock Exchange and are instead now listed on the New York Stock Exchange. Accordingly, the fifth paragraph in the section entitled “Buying and Selling Shares” beginning on page 112 of the Prospectus is hereby deleted and replaced by the following:

“The iShares S&P 100 Index Fund is listed on the Chicago Board Options Exchange (“CBOE”). The other Funds described in this Prospectus are listed on a national securities exchange, such as the New York Stock Exchange (“NYSE”) or the American Stock Exchange (“AMEX”). Each national securities exchange on which Fund shares are listed is open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.”

III.    Changes to Determination of Net Asset Value

Additionally, the first paragraph in the section entitled “Determination of Net Asset Value” beginning on page 113 of the Prospectus is hereby deleted and replaced by the following:

Investors Bank calculates the NAV for each Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating a Fund’s NAV, a Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-023-12005

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated December 7, 2005

to the Prospectus dated July 1, 2005 (as revised October 24, 2005)

for the iShares Bond Funds

        The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the iShares Bond Funds.

The first paragraph in section entitled “Determination of Net Asset Value” beginning on page 26 of the Prospectus is hereby deleted and replaced by the following:

Investors Bank calculates the NAV for each Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating a Fund’s NAV, a Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-016-12005

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated December 7, 2005

to the Prospectus dated July 1, 2005 (as revised August 17, 2005)

for the iShares GS $ InvesTop™ Corporate Bond Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the iShares GS $ InvesTop™ Corporate Bond Fund.

The first paragraph in section entitled “Determination of Net Asset Value” beginning on page 9 of the Prospectus is hereby deleted and replaced by the following:

Investors Bank calculates the NAV for the Fund generally once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-017-12005

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

iShares® Trust

Statement of Additional Information for

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman TIPS Bond Fund

iShares Lehman Aggregate Bond Fund

iShares GS $ InvesTop™ Corporate Bond Fund

Dated July 1, 2005

(as revised December 7, 2005)

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the combined Prospectus dated July 1, 2005 (as revised October 24, 2005) of iShares Trust (the “Trust”) for the Funds listed above. In addition, investors in the iShares GS $ InvesTop Corporate Bond Fund may refer to the stand-alone Prospectus for the Fund dated July 1, 2005 (as revised August 17, 2005). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Annual Reports of the Trust is incorporated by reference into and deemed to be a part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”), at 1 Freedom Valley Drive, Oaks, PA 19456 or calling 1-800-iShares. iShares is a registered trademark of Barclays Global Investors, N.A.

i

ii

iii

General Description of the Trust and its Funds

The iShares Trust (the “Trust”) currently consists of over 70 investment portfolios. The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):

•	iShares Lehman 1-3 Year Treasury Bond Fund

•	iShares Lehman 7-10 Year Treasury Bond Fund

•	iShares Lehman 20+ Year Treasury Bond Fund

•	iShares Lehman Aggregate Bond Fund

•	iShares Lehman TIPS Bond Fund

•	iShares GS $ InvesTop™ Corporate Bond Fund

The iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, and iShares Lehman 20+ Year Treasury Bond Fund are sometimes referred to herein as the “Treasury Funds.” The iShares Lehman TIPS Bond Fund is sometimes referred to herein as the “TIPS Bond Fund.” The iShares Lehman Aggregate Bond Fund is sometimes referred to herein as the “Lehman Aggregate Bond Fund.” The iShares GS $ InvesTop™ Corporate Bond Fund is sometimes referred to herein as the “InvesTop™ Corporate Bond Fund.”

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”) representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors (“BGFA”).

Each Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of fixed income securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the Prospectus and this SAI are listed and traded on national securities exchanges, such as the American Stock Exchange (“AMEX”) or the New York Stock Exchange (“NYSE”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. A Creation Unit consists of 100,000 shares or multiples thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section of this SAI. In all cases, such conditions will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the Shareholder Information section.

Shares of each Fund are listed on either the AMEX or the NYSE (each, a “Listing Exchange”) and trade throughout the day on these Listing Exchanges and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on a Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly traded securities, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in both fixed income securities that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

The Funds engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Each Treasury Fund generally will invest at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Lehman TIPS Bond Fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. The Fund also may invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Lehman Aggregate Bond Fund generally will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index is U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association (“GNMA”) and the Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments.

The InvesTop™ Corporate Bond Fund generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BGFA believes will help the Fund track its Underlying Index and which are either (i) included in the broader index upon which the Underlying Index is based (i.e., the GS $ Investment Grade Index™); or (ii) new issues which BGFA believes are entering or about to enter the Underlying Index or the GS $ Investment Grade Index™. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations, and in cash are cash equivalents, including shares of money market funds affiliated with BGFA.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of each Fund.

NON-DIVERSIFIED FUND

iShares GS $ InvesTop™ Corporate Bond Fund

DIVERSIFIED FUNDS

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman TIPS Bond Fund

iShares Lehman Aggregate Bond Fund

With respect to 75% of its total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the Fund’s total assets may be invested in any manner.

A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Bonds. Each Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

U.S. Government Obligations. The Treasury Funds and the TIPS Bond Fund invest almost exclusively in various types of U.S. Government obligations. The Lehman Aggregate Bond Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-Protected Obligations. The TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Mortgage Pass-Through Securities. A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Lehman Aggregate Bond Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (herein defined) from time to time. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Asset-Backed and Commercial Mortgage-Backed Securities. The Lehman Aggregate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Short-term Instruments and Temporary Investments. Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

Futures and Options. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated to the extent required by law.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found to be satisfactory by BGFA.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

U.S. Registered Securities of Foreign Issuers. The Lehman Aggregate Bond Fund and the InvesTop™ Corporate Bond Fund each may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Proxy Voting Policy

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA may also determine that it is in a Fund’s best economic interest to refrain from exercising the Fund’s proxy voting rights in connection with securities on loan. The evaluation of the economic desirability of recalling a securities loan involves balancing the revenue producing value of the loan against the likely economic value of casting a vote. In the case of many routine votes, the likely economic value of casting a vote may be less than the securities lending income, either because the votes do not involve issues with significant economic consequences or because the outcome of the vote would not be affected by recalling loaned securities in order to ensure they are voted. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Funds’ Board of Trustees has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (b) does not put the interests of the Funds’ investment adviser (the “BGFA” or “Investment Adviser”), the Funds’ distributor (the “Distributor”), or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as “Creation Units”) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”), and other institutional market participants and entities that provide information services.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Funds’ distributor, administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds, and the terms of the iShares Funds’ current registration statements.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. A Fund, however, may voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Funds’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Funds’ Board of Trustees reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Indices

Each Treasury Fund invests substantially all of its assets in securities in one of the following indices: the Lehman Brothers 1-3 Year U.S. Treasury Index, the Lehman Brothers 7-10 Year U.S. Treasury Index or the Lehman Brothers 20+ Year U.S. Treasury Index (each, a “Lehman Treasury Index”). The TIPS Bond Fund invests substantially all of its assets in the securities in the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Aggregate Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Aggregate Index. The InvesTop™ Corporate Bond Fund invests substantially all of its assets in securities in the GS $ InvesTop™ Index (the “InvesTop™ Index”).

Brief descriptions of the Funds’ Underlying Indices are provided below.

The Lehman Indices

Lehman Brothers 1-3 Year U.S. Treasury Index

Index Description. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 3 years. As of May 31, 2005, there were 32 issues included in the Index.

Index Methodology. The Lehman Brothers 1-3 Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poors, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers 7-10 Year U.S. Treasury Index

Index Description. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 7 years and less than 10 years. As of May 31, 2005, there were 17 issues included in the Index.

Index Methodology. The Lehman Brothers 7-10 Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 7 years and less than 10 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poors, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers 20+ Year U.S. Treasury Index

Index Description. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2005, there were 13 issues included in the Index.

Index Methodology. The Lehman Brothers 20+ Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poors, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers U.S. Treasury Inflation Notes Index

Index Description. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As May 31, 2005, there were 16 issues included in the Index.

Index Methodology. The Lehman Brothers U.S. Treasury Inflation Notes Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poors, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers U.S. Aggregate Index

Index Description. The Lehman Brothers U.S. Aggregate Index represents the securities of the total United States investment grade bond market. As of May 31, 2005, there were 6,018 issues included in the Index.

Index Methodology. The Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poors, and Fitch Rating) U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have $250 million or more of outstanding face value and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Maintenance of Each Lehman Index

The Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Index constituents adjust for securities that become ineligible for inclusion in an Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds) on the last business day of each month. The Lehman Indices are valued using end of day bid side prices, as marked by Lehman Brothers. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Indices are calculated once a day and are available from major data vendors.

The InvesTop™ Index

Index Description. The InvesTop™ Index measures the performance of a fixed number of highly liquid investment grade corporate bonds. The InvesTop™ Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. As of May 31, 2005, there were 100 bonds included in the InvesTop™ Index.

Index Methodology. The InvesTop™ Index was started in 1999 and is a subset of the GS $ Investment Grade Index™ (the “Investment Grade Index”), an index of over 500 investment grade bonds. Bonds in the InvesTop™ Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index™ using defined rules. Currently, the bonds eligible for inclusion in the InvesTop™ Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity. Component Selection Criteria. Bonds are automatically disqualified from being included in the InvesTop™ Index if their average spreads and volatility fall outside of certain defined ranges. Eligible bonds are assigned to “cells” using an approach that attempts to match the proportional weighting of the maturity ranges and other characteristics of the InvesTop™ Index to those of the broader Investment Grade Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the InvesTop™ Index to maturity ranges and characteristics of the Investment Grade Index. The InvesTop™ Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Index may change from time to time. To avoid concentration of single-issuer credit risk while still allowing for curve representation, only one bond issue per issuer per maturity range may be included in the InvesTop™ Index. The InvesTop™ Index is updated monthly on the last business day of each month.

Index Maintenance. The InvesTop™ Index is valued using the midpoint between the bid and ask prices, as marked by Goldman Sachs. Upon rebalancing, however, Goldman Sachs marks new bonds selected for the InvesTop™ Index at the offer side price in the market. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the InvesTop™ Index. The components of the total return of the InvesTop™ Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the InvesTop™ Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Index, but that no longer satisfy all the criteria at month-end, will be removed from the Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

The methodologies of the InvesTop™ Index and Investment Grade Index are owned by Goldman Sachs and may be covered by one or more patents or pending patent applications.

Investment Limitations

Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each of the Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund’s investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies). (Notwithstanding the foregoing, the Lehman Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities. Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BGFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index and in TBA transactions with respect to the percentage of the Index (if any) that consists of mortgage pass-through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 101 iShares Funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversee an additional 27 portfolios within the fund complex. The address of each Trustee and Officer is c/o Barclays Global Investors, N.A. 45 Fremont Street, San Francisco, CA 94105.

Name (Year of Birth) Interested Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Interested Trustees

*Lee T. Kranefuss, 1961	Interested Trustee, Chairman, and President (since June 18, 2003).	Chief Executive Officer of Intermediary Investors and Exchange Traded Products Business of BGI (since 2003) and Chief Executive Officer of the Individual Investor Business of BGI (1997-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of Barclays Global Investors Funds and Master Investment Portfolio; Trustee (since 2003) of BGI Cayman Prime Money Market Fund; Director (since 2003) of iShares PLC and EETF PLC (Dublin).

*John E. Martinez, 1962	Interested Trustee (since December 5, 2003).	Co-CEO of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of BGI (1996-2001).	Director (since 2005) of Real Estate Equity Exchange; Director (since 2003) of iShares, Inc.; Director (since 2003) of Larkin Street Youth Services; Director (2000-2002) of Barclays Global Investors UK Holdings.

*	Lee Kranefuss and John Martinez are considered to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, and BGFA’s affiliates.

Name (Year of Birth) Independent Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Independent Trustees

Richard K. Lyons, 1961	Independent Trustee (since February 15, 2000).	Acting Dean (since 2004) and Sylvan Coleman Professor of Finance (since 1993) University of California, Berkeley: Haas School of Business; Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of Master Investment Portfolio and Barclays Global Investors Funds; Director (since 2002) of iShares, Inc.; Trustee and Chairman (since 1995) of Matthews Asian Funds (oversees 6 portfolios).

George G.C. Parker, 1939	Independent Trustee (since February 15, 2000).	Dean Witter Distinguished Professor of Finance (since 1994); Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1998) of Affinity Group Holdings; Director (since 1985) of Bailard, Biehl and Kaiser, Inc.; Director (since 1978) of California Casualty Group of Insurance Companies; Director (since 1996) of Continental Airlines, Inc.; Director (since 1996) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2000) of Converium Re-Insurance; Director (since 2004) of Threshold Pharmaceuticals.

W. Allen Reed, 1947	Independent Trustee (since January 1, 2002).	President and Chief Executive Officer of General Motors Investment Management Corporation (since 1994); Chief Executive Officer of General Motors Trust Bank (since 2003); Chief Executive Officer of General Motors Trust Company (since 1999).	Director (since 1996) of iShares, Inc.; Director (since 1994) of General Motors Investment Management Corporation; Director and Chairman (since 2003) of General Motors Trust Bank; Director and chairman (since 1999) of General Motors Trust Company; Director (since 2002) of GMAM ARS Fund I; Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Member (since 2004) of Board of Executives of New York Stock Exchange; Member (since 1995) of New York State Retirement System Advisory Board; Member (since 2004) of the Auburn University Foundation Fund Investment Committee.

Cecilia H. Herbert, 1949	Independent Trustee (since August 11, 2005)	Member of Finance Council, Archdiocese of San Francisco (since 1991); Chair of Investment Committee, Archdiocese of San Francisco (since 1994).	Director (since 2005) of iShares, Inc.; Trustee of Pacific Select Funds (31 portfolios) (since 2004); Trustee of the Montgomery Funds (20 portfolios) (1992-2003); Trustee of the Thatcher School (since 2005); Director of Catholic Charities CYO (since 1998); Trustee of the Groton School (1998-2000); Director of Women’s Forum West (professional association) (since 2005).

Charles A. Hurty, 1944	Independent Trust (since August 11, 2005)	Partner, KPMG, LLP (1968-2001).	Director (since 2005) of iShares, Inc.; Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002); Director of CSFB Alternative Investments Fund (15 portfolios) (since 2005).

John E. Kerrigan, 1956	Independent Trustee (since August 11, 2005)	Chief Investment Officer, Santa Clara University (since 2002); Managing Director, Merrill Lynch (1994-2002).	Director (since 2005) of iShares, Inc.; Member of Advisory Council for Commonfund Distressed Debt Partners II (since 2004).

Officer

Michael Latham (1965)	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003), Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997 - 2000).	None.

The following table sets forth, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust.

NAME OF TRUSTEE[1]	NAME OF INDEX FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Richard K. Lyons	iShares S&P 500 iShares Lehman 1-3 Year Treasury Bond	$10,001 - $50,000 Over $100,000	Over $100,000

Lee T. Kranefuss	iShares Lehman 1-3 Year Treasury Bond iShares Russell 3000 iShares GS $ InvesTop™ Corporate Bond iShares Dow Jones Select Dividend	$50,001-$100,000 Over $100,000 $10,001 - $50,000 $10,001 - $50,000	Over $100,000

John E. Martinez	iShares MSCI EAFE iShares Russell 1000 iShares Russell 1000 Value iShares S&P 500	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

George G.C. Parker

iShares S&P 500

iShares S&P 500 Value

iShares S&P 400

iShares S&P 400 Value

iShares S&P 600

iShares S&P Global 100

iShares S&P 100

iShares Dow Jones U.S. Healthcare Sector

iShares Dow Jones Select Dividend

iShares Russell 2000 Value

iShares Russell 2000

iShares Russell 1000 Value

iShares MSCI EAFE

iShares MSCI Emerging Markets

iShares MSCI France

iShares MSCI South Korea

iShares MSCI Mexico

iShares MSCI Singapore

iShares MSCI United Kingdom

iShares Nasdaq Biotechnology

iShares FTSE/Xinhua China 25

iShares GS $ InvesTop™ Corporate Bond

iShares Lehman TIPS Bond

Over $100,000
Over $100,000
$10,001 - $50,000
Over $100,000
$10,001 - $50,000
$10,001 -$50,000
Over $100,000
$50,001 - $100,000
Over $100,000
Over $100,000
$50,001 - $100,000
Over $100,000
Over $100,000
$50,001 - $100,000
$50,001 - $100,000
$10,001 - $50,000
$10,001 - $50,000
$10,001 - $50,000
$10,001 - $50,000
$10,001 - $50,000
$50,001 - $100,000
$10,001 - $50,000
		$10,001 - $50,000	Over $100,000

W. Allen Reed	None	Not Applicable	Not Applicable

[1]	The dollar range of equity securities beneficially owned by Cecilia H. Herbert, Charles A. Hurtz and John E. Kerrigan is not reflected in the table because they were elected to serve as Independent Trustees of the Trust effective August 11, 2005.

As of December 31, 2004, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (“Independent Trustees”) or their immediate family members own beneficially or of record any securities of BGFA (the Fund’s investment adviser), SEI (the Fund’s distributor) or any person controlling, controlled by or under control with, BGFA or SEI.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit and Nominating Committees of the Board of Trustees. The purposes of the Audit Committee are to assist the Board of Trustees (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent accountants. The Audit Committee of the Trust met four times during the calendar year ended December 31, 2004.

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the Funds’ investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee did not meet during the calendar year ended December 31, 2004. The Nominating Committee considers nominees recommended by shareholders, if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), in conjunction with a shareholder meeting to consider the election of Trustees.

Approval of Investment Advisory Contract. Under Section 15(c) of the 1940 Act, the Board is required to consider the reapproval of the Trust’s investment advisory contract with BGFA (the “Investment Advisory Agreement”) annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

The Investment Advisory Agreement between the Trust and BGFA was most recently renewed by the Board of Trustees on June 14, 2005. In making the determination to re-approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, the nature and quality of those services, an analysis of BGFA’s profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable exchange traded funds and mutual funds. Based on these considerations and without identifying any single factor as all-important or controlling, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust’s shareholders, and are similar to those which could have been obtained through arm’s length negotiations.

Information Received by the Board of Trustees. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed each Fund’s contractual unitary fee, as well as fees received from securities lending, affiliated brokerage transactions, if any, and any investments by each Fund in funds advised by BGFA.

The Board also reviewed statistical information regarding the performance and expenses of each Fund. In addition to the expense information for each Fund, the Board reviewed the expense information for a group of funds that BGFA determined was similar to each Fund (“Peer Group”). The Board also reviewed detailed performance information comparing the performance of each Fund to its Underlying Index.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates resulting from the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether the Funds were receiving the benefits of any economies of scale or other efficiencies that accrue from increases in the Funds’ asset levels. The Board specifically noted that breakpoints are already in place for several of the MSCI country Funds, and that the other Funds started with low expense ratios that reflect economies of scale.

The Board received a presentation from BGFA and reviewed the broad array of services provided to the Funds beyond investment management services. The Board considered the large and complete product offering managed by BGFA, the high level of retail shareholder support and extensive institutional shareholder support provided by BGFA, and the management of the Funds’ other service providers by BGFA.

Based on the above analysis, and assisted by the advice of independent legal counsel, the Board determined that the Investment Advisory Agreement for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following conclusions, based on a consideration of the factors discussed above: (i) level of profits realized by BGFA from its advisory arrangement with each Fund was fair and reasonable; (ii) the advisory fees paid by the Fund were, in each case, substantially lower than most funds in its Peer Group; (iii) BGFA remains the leader, both with respect to background and experience, in indexing and exchange traded funds; and (iv) the services provided by BGFA to each Fund remain of a high quality.

Remuneration of Trustees. Effective June 14, 2005, the Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $45,000 for meetings of the Board attended by the Trustee. Prior to that date, the Trust paid each Independent Trustee and Nathan Most and John Martinez, both interested Trustees, an annual fee of $32,500 for meetings of the Board attended by each Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Director/Trustee for the calendar year ended December 31, 2004.

Name of Interested Director/Trustee	Aggregate Compensation from the Company	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From the Funds and Fund Complex**
Lee T. Kranefuss***	$0	$0	Not Applicable	Not Applicable	$0
John E. Martinez	$32,500	$32,500	Not Applicable	Not Applicable	$65,000
Nathan Most****	$32,500	$32,500	Not Applicable	Not Applicable	$65,000

*	No Director or Officer is entitled to any pension or retirement benefits from the Company or the Trust.
**	Includes compensation for service on the Board of the Trust and the Board of the Company.
***	Lee T. Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.
****	Served as Director through December 3, 2004.

The table below sets forth the total compensation paid to each Independent Director/Trustee for the calendar year ended December 31, 2004.

Name of Independent Director/Trustee[1]	Aggregate Compensation from the Company	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation From the Funds and Fund Complex**
John B. Carroll***	$32,500	$32,500	Not Applicable	Not Applicable	$65,000
Richard K. Lyons	$32,500	$32,500	Not Applicable	Not Applicable	$91,000	****
George G.C. Parker	$32,500	$32,500	Not Applicable	Not Applicable	$65,000
W. Allen Reed	$32,500	$32,500	Not Applicable	Not Applicable	$65,000

[1]	Compensation is not shown for Cecilia H. Herbert, Charles A. Hurty and John E. Kerrigan because each was elected to serve as Independent Trustees of the Trust effective August 11, 2005.
*	No Director or Officer is entitled to any pension or retirement benefits from the Company.
**	Includes compensation for service on the Board of the Trust and the Board of the Company.
***	Served as Director through March 1, 2005.
****	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 27 funds also advised by BGFA and/or for which BGFA provides administration services, and as a Director of the BGI Cayman Prime Money Market Fund, LTD.

Trustees and officers of the Trust collectively owned less than 1% of each of the Fund’s outstanding shares as of May 31, 2005.

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants (as defined herein), as of June 2, 2005, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iSHARES BOND FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
Lehman 1-3 Year Treasury Bond Fund
	The Northern Trust Company Charles Schwab & Co., Inc. Citigroup Global Markets Inc. Merrill Lynch, Pierce, Fenner & Smith Inc.	25.01 7.25 6.35 5.58	% % % %

Lehman 7-10 Year Treasury Bond Fund
	Citigroup Global Markets Inc. Charles Schwab & Co., Inc. Merrill Lynch, Pierce, Fenner & Smith Inc. First Clearing, LLC National Financial Services Pershing LLC	10.19 10.00 9.88 6.89 5.85 5.19	% % % % % %

Lehman 20+ Year Treasury Bond Fund
	Barclays Global Investors, N.A. JPMorgan Chase Bank, N.A.	44.11 5.53	% %

Lehman TIPS Bond Fund
	Charles Schwab & Co., Inc. National Financial Services LLC Citigroup Global Markets Inc. Merrill Lynch, Pierce, Fenner & Smith Inc. Pershing LLC Brown Brothers Harriman & Co. Morgan Stanley Dean Whittier, Inc.	13.38 10.25 7.66 6.53 6.39 6.13 5.69	% % % % % % %

Lehman Aggregate Bond Fund
	Charles Schwab & Co., Inc. Morgan Stanley Dean Whittier, Inc.	10.07 8.59	% %

iSHARES BOND FUND	NAME AND ADDRESS	PERCENTAGE OF OWNERSHIP
	Merrill Lynch, Pierce, Fenner & Smith Inc.	7.47%
	Pershing LLC	7.17%
	Investment Centers of America	6.63%
	National Financial Services	6.42%
	First Clearing, LLC	6.09%

GS $ InvesTop™ Corporate Bond Fund
	The Bank of New York	12.00%
	Citigroup Global Markets Inc.	11.17%
	State Street Bank & Trust Company	7.89%
	A.G. Edwards & Sons, Inc.	7.00%
	Morgan Stanley Dean Whittier, Inc.	5.04%

Investment Adviser. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund’s aggregate net assets) listed below. The table below sets forth the management fee paid by each Fund for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	MANAGEMENT FEE	MANAGEMENT FEES PAID FISCAL YEAR ENDED 2005	MANAGEMENT FEES PAID FISCAL YEAR ENDED 2004		MANAGEMENT FEES PAID FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	0.15%	$2,974,330	$1,571,629		$710,112	*
iShares Lehman 7-10 Year Treasury Bond Fund	0.15%	887,620	564,615		563,006	*
iShares Lehman 20+ Year Treasury Bond Fund	0.15%	615,525	476,331		512,741	*
iShares Lehman TIPS Bond Fund	0.20%	2,409,057	114,523	**	N/A
iShares Lehman Aggregate Bond Fund	0.20%	1,417,514	170,914	***	N/A
iShares GS $ InvesTop™ Corporate Bond Fund	0.15%	3,725,045	3,448,786		1,499,844	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI, and BGFA from controlling, or underwriting the shares of the Trust, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent, or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Portfolio Managers. As of February 28, 2005, the individuals named as Portfolio Managers in the iShares Lehman Treasury Bond Funds’ and the iShares GS $ InvesTop™ Corporate Bond Fund’s prospectuses were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund, as indicated in the tables below:

Chris Mosellen

Types of Accounts	Number	Total Assets
Registered Investment Companies	6	$10,004,548,320
Other Pooled Investment Vehicles	2	$11,369,735,519
Other Accounts	6	$57,186

Lee Sterne

Types of Accounts	Number	Total Assets
Registered Investment Companies	7	$10,220,666,331
Other Pooled Investment Vehicles	1	$2,439,281,573
Other Accounts	6	$269,144,744

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund, seeking such investment opportunity. As a consequence, from time to time the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of February 28, 2005, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. Each Portfolio Manager’s salary and annual bonus is paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of February 28, 2005, the Portfolio Managers beneficially owned shares of the iShares Lehman Treasury Bond Funds and the iShares GS $ InvesTop™ Corporate Bond Fund, for which they are primarily responsible for the day-to-day management, in amounts reflected in the following tables:

Chris Mosellen

Names of iShares Index Funds	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Lehman 1-3 Year Treasury Bond Fund	X
iShares Lehman 7-10 Year Treasury Bond Fund	X
iShares Lehman 20+ Treasury Bond Fund	X
iShares Lehman TIPS Bond Fund	X
iShares Lehman Aggregate Bond Fund	X
iShares GS $ InvesTop™ Corporate Bond Fund	X

Lee Sterne

Names of iShares Index Funds	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Lehman 1-3 Year Treasury Bond Fund	X
iShares Lehman 7-10 Year Treasury Bond Fund	X
iShares Lehman 20+ Treasury Bond Fund	X
iShares Lehman TIPS Bond Fund		X
iShares Lehman Aggregate Bond Fund	X
iShares GS $ InvesTop™ Corporate Bond Fund	X

Code of Ethics. The Trust, BGFA and SEI each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Code of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Co. (“Investors Bank”) serves as administrator, custodian and transfer agent for the Funds. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative, legal, tax accounting services and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by BGFA out of its management fee. The table below sets forth the custody, administration, and transfer agency expenses of each Fund for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	CUSTODY, ADMINISTRATION & TRANSFER AGENCY EXPENSES FISCAL YEAR ENDED 2005	CUSTODY, ADMINISTRATION & TRANSFER AGENCY EXPENSES FISCAL YEAR ENDED 2004		CUSTODY, ADMINISTRATION & TRANSFER AGENCY EXPENSES FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	$262,092	$274,911		$225,477	*
iShares Lehman 7-10 Year Treasury Bond Fund	83,370	114,287		193,620	*
iShares Lehman 20+ Year Treasury Bond Fund	70,110	104,232	**	182,370	*
iShares Lehman TIPS Bond Fund	158,272	20,507	***	N/A
iShares Lehman Aggregate Bond Fund	117,501	39,278		N/A
iShares GS $ InvesTop™ Corporate Bond Fund	338,640	596,101		402,431	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

Distributor. SEI Investments Distribution Co. (the “Distributor”) is the distributor of shares of the Trust. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the relevant Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement for each Fund may be terminated at any time, without the payment of any penalty, on at least 60-days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.

The table below sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of shares, provided to each Fund for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, as applicable.

iSHARES INDEX FUND	COMPENSATION PAID FISCAL YEAR ENDED 2005	COMPENSATION PAID FISCAL YEAR ENDED 2004		COMPENSATION PAID FISCAL YEAR ENDED 2003
iShares Lehman 1-3 Year Treasury Bond Fund	$33,157.12	$25,552.92		$57,822	*
iShares Lehman 7-10 Year Treasury Bond Fund	33,157.12	25,552.92		28,665	*
iShares Lehman 20+ Year Treasury Bond Fund	33,157.12	25,552.92		21,361	*
iShares Lehman TIPS Bond Fund	33,157.12	6,338.23	**	N/A
iShares Lehman Aggregate Bond Fund	33,157.12	14,905.87	***	N/A
iShares GS $ InvesTop™ Corporate Bond Fund	33,157.12	25,552.92		129,637	*

*	Fees shown are for the period from the Fund’s inception on July 22, 2003 to February 28, 2003.
**	Fees shown are for the period from the Fund’s inception on December 4, 2003 to February 29, 2004.
***	Fees shown are for the period from the Fund’s inception on September 22, 2003 to February 29, 2004.

Index Providers. Each Fund is based upon a particular bond market index compiled by Lehman Brothers or Goldman Sachs, neither of which is affiliated with the Funds or with BGI or its affiliates. Each Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the applicable sub-licenses without charge to the Funds.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

There were no brokerage commissions paid on behalf of each fund for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003.

The following table sets forth the names of the Funds’ “regular broker dealers,” as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund’s most recently completed fiscal year.

iSHARES INDEX FUND	FISCAL YEAR END	ISSUER	MARKET VALUE OF INVESTMENT
iShares Lehman 1-3 Year Treasury Bond Fund	2/28	Deutsche Bank AG Credit Suisse First Boston UBS AG	$9,476,029 5,690,159 2,275,908
iShares Lehman 7-10 Year Treasury Bond Fund	2/28	BNP Paribas (New York) Credit Suisse First Boston	$2,366,614 1,690,439
iShares Lehman 20+ Year Treasury Bond Fund	2/28	Deutsche Bank AG Credit Suisse First Boston	$1,334,699 801,459
iShares Lehman TIPS Bond Fund	2/28	Deutsche Bank AG BNP Paribas UBS AG	$2,509,348 2,109,537 602,683
iShares Lehman Aggregate Bond Fund	2/28	Citigroup, Inc. Morgan Stanley Lehman Brothers, Inc. Goldman Sachs Group, Inc. Bank of America Corp. Credit Suisse First Boston Merrill Lynch & Co., Inc. JP Morgan Chase & Co. Deutsche Bank AG UBS AG	$13,101,859 9,834,954 9,476,227 9,403,220 9,363,257 9,153,705 6,253,887 3,349,335 3,139,390 754,004
iShares GS $ InvesTop™ Corporate Bond Fund	2/28	Citigroup, Inc. Credit Suisse First Boston Merrill Lynch & Co., Inc. Bank of America Corp. Wachovia Corp. Morgan Stanley JP Morgan Chase & Co. BNP Paribas (New York) UBS AG	$73,164,719 49,165,216 48,697,509 48,545,605 48,192,291 48,191,170 47,788,623 1,405,878 401,652

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for each Treasury Fund and the TIPS Bond Fund is expected to be under 50% and for the InvesTop™ Corporate Bond Fund is expected to be approximately 70%. The portfolio turnover rate for that portion of the iShares Lehman Aggregate Bond Fund invested in treasury securities and corporate bonds is expected to be similar to the turnover rate of the Treasury Funds and the InvesTop Corporate Bond Fund, respectively. The portfolio turnover rate for that portion of the Lehman Aggregate Bond Fund invested through TBA transactions is expected to be higher. Higher turnover rates would likely result in comparatively greater transaction costs.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted.

iShares Bond Fund	Fiscal Year ended 2/28/05	Fiscal Year ended 2/29/04
iShares Lehman 1-3 Year Treasury Bond Fund*	106%	21%
iShares Lehman 7-10 Year Treasury Bond Fund	121%	74%
iShares Lehman 20+ Year Treasury Bond Fund	18%	31%
iShares Lehman TIPS Bond Fund	32%	2%
iShares Lehman Aggregate Bond Fund**	457%	165%
iShares GS $ InvesTop™ Corporate Bond Fund	32%	0%

*	Increase in turnover rate primarily due to normal Index Fund rebalancing due to changes to the Underlying Index or regulatory restrictions.
**	Increase in turnover rate primarily due to the iShares Lehman Aggregate Bond Fund’s increased use of TBA transactions.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 70 funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional funds. Each Fund is currently registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, shareholders of that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff beneficial owners of more than 5% of the shares of a Fund maybe subject to the reporting provisions of section 13 of the Exchange Act and the SEC’s rules promulgating there under. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Funds and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC Acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the national securities exchange on which the Fund is listed for trading (i.e., AMEX or NYSE; each a “Listing Exchange”) is open for business. As of the date of the Prospectus, each Listing Exchange observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”), which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund’s Underlying Index (“Fund Securities”) and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The function of the cash component is to compensate for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the “Deposit Amount” is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

BGFA, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, corporate action events, and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security of the Lehman Aggregate Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as defined below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A DTC Participant who has executed a participant agreement that has been delivered to the Fund and accepted by the Distributor is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Unit Aggregations of a Fund must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Unit Aggregations of the Lehman Aggregate Bond Fund and orders requesting substitution of a “cash-in-lieu” amount generally must be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders to create a Creation Unit Aggregation of the Lehman Aggregate Bond Fund and orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m. Eastern Time. In addition, orders to purchase shares of the Lehman Aggregate Bond Fund will not be accepted on any day when the bond markets are closed. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Placement of Creation Orders for the Funds. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The “Settlement Date” for all Funds (other than the TIPS Bond Fund) is generally the third business day after the Transmittal Date. The Settlement Date for the TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with Investors Bank by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC’s Continuous Net Settlement, Federal Reserve, Investors Bank or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the InvesTop™ Corporate Bond Fund and the Lehman Aggregate Bond Fund associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the “cash in lieu” portion of its investment. The standard creation fee for the InvesTop™ Corporate Bond Fund and the Lehman Aggregate Bond Fund is $500.

Redemption of Shares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities (“Fund Securities”) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee listed below. Notwithstanding the foregoing, the Trust will substitute a cash-in-lieu amount to replace any Fund Security of the Lehman Aggregate Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the InvesTop™ Corporate Bond Fund and the Lehman Aggregate Bond Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The standard redemption transaction fee for redemptions in kind of Creation Units of these Funds is $500. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders for the Funds. To be eligible to place redemption orders for Creation Unit Aggregations of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Unit Aggregations of the iShares Lehman Aggregate Bond Fund or orders requesting substitution of a “cash-in-lieu” amount generally must be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders to redeem a Creation Unit Aggregation of the Lehman Aggregate Bond Fund and orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m. Eastern Time. In addition, orders to redeem shares of the Lehman Aggregate Bond Fund will not be accepted on any day when the bond markets are closed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Investors Bank prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 105% of the missing shares (market to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Taxes

Registered Investment Company Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). To qualify for treatment as a RIC, a fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the market value of the fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the fund (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships.

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of Fund shares if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Foreign Income Taxes. The iShares GS $ InvesTop™ Corporate Bond Fund may be subject to foreign income taxes withheld from distributions it receives on its foreign securities. It is unlikely that the Fund will be permitted to “pass through” these foreign taxes to its shareholders. Accordingly, the Fund may either take a deduction for the foreign taxes it has paid in computing its investment company taxable income or credit the foreign taxes against its U.S. federal income tax liability, if any.

Original Issue Discount. Special federal income tax rules apply to the inflation-indexed bonds held by the TIPS Bond Fund. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount (OID). The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV for each Fund is calculated by deducting all of a Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

Financial Statements

The Funds’ audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, a registered public accounting firm, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serve as the independent registered public accounting firm and accountants of the Trust. They audit the Funds’ financial statements and may perform other services.

BGI-F-032-12005